OMB APPROVAL
	OMB Number:	3235-0578
	Expires:	January 31, 2016
UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2015

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Real Estate Equity Fund

September 30, 2015 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.5%
CONSUMER DISCRETIONARY 2.2%
Hotels, Restaurants & Leisure 1.5%
Hilton Worldwide Holdings, Inc.	309,100	$7,090,754
Multiline Retail 0.7%
Hudson’s Bay Co.	206,800	3,499,096
TOTAL CONSUMER DISCRETIONARY		10,589,850
FINANCIALS 95.4%
Real Estate Investment Trusts (REITs) 95.4%
Diversified REITs 5.5%
Cousins Properties, Inc.	417,600	3,850,272
Duke Realty Corp.	1,238,600	23,595,330
Total		27,445,602
Health Care REITs 7.4%
Healthcare Trust of America, Inc., Class A	410,150	10,052,777
Omega Healthcare Investors, Inc.	192,300	6,759,345
Ventas, Inc.	351,474	19,703,632
Total		36,515,754
Hotel & Resort REITs 3.5%
RLJ Lodging Trust	452,900	11,444,783
Sunstone Hotel Investors, Inc.	458,078	6,060,372
Total		17,505,155
Industrial REITs 5.3%
First Industrial Realty Trust, Inc.	807,500	16,917,125
ProLogis, Inc.	239,969	9,334,794
Total		26,251,919
Office REITs 18.9%
Alexandria Real Estate Equities, Inc.	263,100	22,276,677
Boston Properties, Inc.	74,900	8,868,160
Digital Realty Trust, Inc.	210,100	13,723,732
Highwoods Properties, Inc.	301,400	11,679,250
Kilroy Realty Corp.	66,000	4,300,560
Mack-Cali Realty Corp.	135,800	2,563,904
SL Green Realty Corp.	188,400	20,377,344
Vornado Realty Trust	108,100	9,774,402
Total		93,564,029

Issuer	Shares	Value

Common Stocks (continued)
FINANCIALS (CONTINUED)
Residentials REITs 19.7%
AvalonBay Communities, Inc.	110,179	$19,261,493
Equity LifeStyle Properties, Inc.	395,900	23,187,863
Equity Residential	315,700	23,715,384
Essex Property Trust, Inc.	80,000	17,873,600
Sun Communities, Inc.	197,500	13,382,600
Total		97,420,940
Retail REITs 20.1%
Brixmor Property Group, Inc.	237,400	5,574,152
General Growth Properties, Inc.	825,500	21,438,235
Ramco-Gershenson Properties Trust	294,800	4,424,948
Retail Properties of America, Inc., Class A	422,000	5,945,980
Simon Property Group, Inc.	324,454	59,608,689
Taubman Centers, Inc.	34,100	2,355,628
Total		99,347,632
Specialized REITs 15.0%
American Tower Corp.	82,300	7,240,754
Coresite Realty Corp.	97,600	5,020,544
CubeSmart	277,170	7,541,796
Extra Space Storage, Inc.	136,600	10,540,056
Public Storage	176,759	37,407,507
Sovran Self Storage, Inc.	67,600	6,374,680
Total		74,125,337
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)		472,176,368
TOTAL FINANCIALS		472,176,368
INFORMATION TECHNOLOGY 0.9%
Internet Software & Services 0.9%
Equinix, Inc.	16,800	4,593,120
TOTAL INFORMATION TECHNOLOGY		4,593,120
Total Common Stocks (Cost: $364,847,660)		$487,359,338

	Shares	Value

Money Market Funds 1.2%
Columbia Short-Term Cash Fund, 0.169% (a)(b)	6,125,350	$6,125,350
Total Money Market Funds (Cost: $6,125,350)		$6,125,350

Total Investments (Cost: $370,973,010) (c)	$493,484,688(d)
Other Assets & Liabilities, Net	1,456,278
Net Assets	$494,940,966

Notes to Portfolio of Investments

(a)            The rate shown is the seven-day current annualized yield at September 30, 2015.

(b)            As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended September 30, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,052,887	90,762,918	(99,690,455)	6,125,350	4,719	6,125,350

(c)            At September 30, 2015, the cost of securities for federal income tax purposes was approximately $370,973,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$127,896,000
Unrealized Depreciation	(5,384,000)
Net Unrealized Appreciation	$122,512,000

(d)            Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at September 30, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	10,589,850	—	—	10,589,850
Financials	472,176,368	—	—	472,176,368
Information Technology	4,593,120	—	—	4,593,120
Total Common Stocks	487,359,338	—	—	487,359,338
Money Market Funds	—	6,125,350	—	6,125,350
Total Investments	487,359,338	6,125,350	—	493,484,688

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	15,052,887	15,052,887	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 20, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	November 20, 2015